UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2006
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31353 (Commission File Number)	51-0300558 (IRS Employer Identification No.)
3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.
Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement
Amendment of 2005 Equity Incentive Plan
     At the November 30, 2006 annual meeting of stockholders of Emulex Corporation (the “Company”), the Company’s stockholders ratified and approved certain amendments to the Company’s 2005 Equity Incentive Plan (the “2005 Plan”) which increased the number of shares available for grants thereunder by 1,500,000 shares.
     The following brief description of 2005 Plan terms is qualified in its entirety by reference to the actual terms of the 2005 Plan, as amended, which is filed as Exhibit 10.1 hereto and incorporated by reference. For additional information about the 2005 Plan, refer to the description of the 2005 Plan contained on pages 20-28 of the Company’s proxy statement on Schedule 14A for its 2006 annual meeting of stockholders, as filed with the Securities and Exchange Commission on October 30, 2006.
     Employees of the Company and its subsidiaries who are selected by the Board of Directors or any committee designated by the Board to act as administrator of the 2005 Plan (the “Committee”) are eligible to participate in the 2005 Plan. Under the 2005 Plan, the Company may grant stock options, stock awards (free of any vesting restrictions), restricted stock awards (subject to vesting restrictions), performance awards (entitling the recipient to acquire shares of common stock or to vest in shares of common stock upon the attainment of specified performance goals), and stock appreciation rights.
     The total number of shares of Company common stock that may be issued pursuant to awards granted under the 2005 Plan is (i) 4,357,318 shares plus (ii) 1,147,916 shares of common stock subject to outstanding options granted under the Company’s 2004 Employee Stock Incentive Plan and the Company’s Employee Stock Option Plan (“Prior Outstanding Options”) which have expired, been forfeited, cancelled or terminated for any reason without being exercised in full through October 9, 2006, plus (iii) the number of shares underlying Prior Outstanding Options that expire, are forfeited, cancelled or terminated for any reason without having been exercised in full after October 9, 2006. The maximum number of shares that could possibly be issued under the 2005 Plan is 17,337,395.
     With respect to stock options, the Board or the Committee has the power to set the times within which each option shall be exercisable and to accelerate the times of exercise. Unless otherwise provided by the Board or the Committee, each option shall become exercisable on a cumulative basis as to 30% of the total number of shares covered by the option at any time after one year from the date the option is granted, an additional 7 1/2% after the end of each of the next four consecutive quarterly anniversaries of the date of grant, and as to an additional 10% after the end of each of the next four consecutive quarterly anniversary dates thereafter.

     No option shall be exercisable after the earliest of the following: the expiration of six years after the date the option is granted; unless otherwise approved by the Board or the Committee, three months after the date the optionee’s continuous service as an employee, director or consultant with the Company and its subsidiaries terminates if termination is for any reason other than permanent disability, death, or cause; the date the optionee’s continuous service terminates if termination is for cause; or one year after the date the optionee’s continuous service terminates if termination is a result of death or permanent disability. The administrator has discretion to provide in the terms of any option agreement for a maximum term that exceeds six years, but not more than ten years, or a post-service exercise period that exceeds three months.
     No awards may be granted under the 2005 Plan after October 23, 2015, except that any award granted before then may extend beyond that date.
Amendment of 1997 Stock Award Plan for Non-Employee Directors
     At the Company’s November 30, 2006 annual meeting, the Company’s stockholders ratified and approved certain amendments to the Company’s 1997 Stock Award Plan for Non-Employee Directors (the “Director Plan”) which increased the number of shares available for grants thereunder by 150,000 shares to 1,880,000 shares.
     The following brief description of the Director Plan is qualified in its entirety by reference to the actual terms of the Director Plan, which is filed as Exhibit 10.2 hereto and incorporated by reference. For additional information about the Director Plan, refer to the description of the Director Plan contained on pages 29-34 of the Company’s proxy statement on Schedule 14A for its 2006 annual meeting of stockholders, as filed with the Securities and Exchange Commission on October 30, 2006.
     The total number of shares of Company common stock that may be issued pursuant to awards granted under the Director Plan is 1,880,00 shares. Each director of the Company shall be eligible to receive awards under the Director Plan only if such director is not then an employee of the Company or any of its subsidiaries. The Director Plan provides that an option to purchase 60,000 shares of common stock of the Company will be granted automatically to each eligible director upon the date on which such director first becomes an eligible director. In addition, the Director Plan provides that on each yearly anniversary of the date of grant of the initial option to each eligible director, each such eligible director will automatically be granted an additional option to purchase 20,000 shares of common stock. Directors may receive additional awards in the form of restricted stock and/or stock appreciation rights or to substitute such additional awards for the above-referenced formula grants.
     The purchase price per share of the common stock of the Company issuable upon exercise of options shall be 100% of the fair market value per share of such common stock on the grant date. No option granted under the Director Plan is exercisable after the expiration of the earlier of (i) ten years following the date the option is granted or (ii) one year following the date the optionee ceases to be a director of the Company for any reason.

     The initial options granted to a director under the Director Plan are exercisable as to one-third of the shares on each anniversary of the date the option is granted if the director to whom the option is granted is still a director of the Company on such anniversary. The subsequent options to purchase 20,000 shares are exercisable as to one-half of the shares on the six month anniversary of the date the option is granted and shall be exercisable for an additional one quarter of the shares on the nine month and one year anniversary of the grant date.
     For fiscal 2007, each non-employee director will receive a restricted stock grant of 7,000 shares in lieu of the automatic 20,000 share annual option grant. With respect to these 2007 awards, one-half of the shares vest on the six month anniversary of the grant date and one quarter of the shares vest on each of the nine month and one year anniversaries of the grant date.
     No awards may be granted under the Director Plan after September 30, 2015, except that any award granted before then may extend beyond that date.
Amendment of Employee Stock Purchase Plan
     On November 30, 2006, the Board of Directors of the Company approved an amendment to the Company’s Employee Stock Purchase Plan (the “ESPP”) to establish a special option period under the ESPP commencing January 1, 2007 and ending March 31, 2007. The new option period is in addition to and not in lieu of the ordinary option period which commenced on October 1, 2006 and ends on March 31, 2007. The new option period was approved in order to provide employees who joined the Company as a result of the Company’s recent acquisition of Sierra Logic, Inc. an opportunity to participate in the ESPP prior to commencement of the next ordinary option period on April 1, 2007. All Company employees will be eligible to participate in the new option period. However, existing limitations on the aggregate number of shares that may be purchased by employees in a given year under the ESPP will continue to apply.
Item 5.02. Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.
     (e) See Item 1.01 above for disclosure relating to amendments to the Company’s 2005 Equity Incentive Plan and Employee Stock Purchase Plan in which the Company’s executive officers are eligible to participate.
Item 8.01. Other Events.
     Annual Meeting Results
The Company held its annual meeting of stockholders on November 30, 2006. At the meeting, the stockholders:
•	re-elected all eight of the Company’s current directors;

•	ratified and approved the amendment and restatement of the Company’s 2005 Equity Incentive Plan;

•	ratified and approved the amendment and restatement of the Company’s 1997 Stock Award Plan for Non-Employee Directors; and

•	ratified the appointment of KPMG LLP as independent auditors for 2007.
     Stock Repurchase Plan
     On November 30, 2006, the Company’s Board of Directors approved a repurchase plan pursuant to which the Company may repurchase up to $150,000,000 of the Company’s Common Stock. Unless extended by the Board, the repurchase plan has a term of two years. Repurchases will be made in accordance with applicable insider trading and other securities laws and regulations. The Company will assess market conditions and buying opportunities from time to time and will make strategic repurchases as appropriate.
     On December 5, 2006, the Company issued a press release announcing approval of the repurchase plan. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Exhibit Title or Description

10.1	Emulex Corporation 2005 Equity Incentive Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A for its 2006 annual meeting of stockholders filed on October 30, 2006)

10.2	Emulex Corporation 1997 Stock Award Plan for Non-Employee Directors (incorporated by reference to Appendix B to the Company’s Proxy Statement on Schedule 14A for its 2006 annual meeting of stockholders filed on October 30, 2006)

99.1	Press Release of Emulex Corporation, dated December 5, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION (Registrant)
Date: December 5, 2006	By:	/s/ JAMES MCCLUNEY
James McCluney,
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit
Number	Exhibit Title or Description

10.1	Emulex Corporation 2005 Equity Incentive Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A for its 2006 annual meeting of stockholders filed on October 30, 2006)

10.2	Emulex Corporation 1997 Stock Award Plan for Non-Employee Directors (incorporated by reference to Appendix B to the Company’s Proxy Statement on Schedule 14A for its 2006 annual meeting of stockholders filed on October 30, 2006)

99.1	Press Release of Emulex Corporation, dated December 5, 2006